UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 27, 2011

BTHC XV, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-52808	20-5456294
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Underground Grand Canyon Linyi City, Yishui County, Shandong Province, China 276400
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:		+86 539-2553919

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 27, 2011 and February 14, 2011, Shandong Longkong Travel Management Co., Ltd. (“Longkong”), a company organized under the laws of China and an indirect wholly-owned subsidiary of BTHC XV, Inc. (the “Company”), entered into a guarantee contract (the “Guarantee Contracts”) with Industrial & Commercial Bank of China Co., Ltd., Junan Branch (“ICBC”).  Pursuant to the Guarantee Contracts, Longkong agreed to guarantee two loans borrowed by Shandong Green Food Co., Ltd. (“Green Food”) totaling $1.5 million, which is the maximum potential amount of future payments Longkong could be required to make under the Guarantee Contracts.  The loans are due in January and March 2012, respectively.  The guarantee period is two years from the date of the respectiveGuarantee Contracts.  Each Guarantee Contract expiresupon the payment in full of the loan guaranteed under the Guarantee Contract.  Longkong will be required to make payment under a Guarantee Contractif Green Food fails to make a payment when due on the loan guaranteed under the Guarantee Contract.  In such circumstance, Longkong will have recourse against Green Food for the full amount of the payment made on its behalf.  This obligation, however, is unsecured.  Longkong’s guarantees to ICBC arealso unsecured.

The description of the Guarantee Contracts does not purport to be complete and is qualified in its entirety by reference to the full text of the Guarantee Contracts, which are filed as Exhibit 10.1 and 10.2, respectively, to this Current Report on Form 8-K.  The submission of this Current Report on Form 8-K is not an admission of the materiality to the Company of any agreement described, or information set forth, herein.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
10.1	Contract of Guarantee, dated January 27, 2011, between Shandong Longkong Travel Management Co., Ltd. and Industrial & Commercial Bank of China Co., Ltd.+
10.2	Contract of Guarantee, dated February 14, 2011, between Shandong Longkong Travel Management Co., Ltd. and Industrial & Commercial Bank of China Co., Ltd.+

+  English translation of a Chinese language document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2011	BTHC XV, INC.

	By:	/s/ Zhang Shanjiu
Name: Zhang Shanjiu
Title: Chairman, President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
10.1	Contract of Guarantee, dated January 27, 2011, between Shandong Longkong Travel Management Co., Ltd. and Industrial & Commercial Bank of China Co., Ltd.+
10.2	Contract of Guarantee, dated February 14, 2011, between Shandong Longkong Travel Management Co., Ltd. and Industrial & Commercial Bank of China Co., Ltd.+

+  English translation of a Chinese language document.